FINANCIAL STATEMENTS

SBL Variable Annuity Account IV

Year Ended December 31, 2021

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account IV

Financial Statements

Year Ended December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account IV

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account IV (the Separate Account), as of December 31, 2021 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1981.

Kansas City, Missouri

April 26, 2022

Appendix

Subaccounts comprising SBL Variable Annuity Account IV

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2021
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2021
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2021

SBL Variable Annuity Account IV

Statements of Net Assets

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF All Cap Value	29,263	$713,626	$1,127,513	$1,127,513	$(26)	$1,127,487	10,648	$105.88
Guggenheim VIF Large Cap Value	178,725	5,646,771	8,364,340	8,364,340	(192)	8,364,148	22,377	373.78
Guggenheim VIF Managed Asset Allocation	10,206	230,593	355,369	355,369	(8)	355,361	5,289	67.21
Guggenheim VIF StylePlus Large Core	302,712	10,333,659	17,191,042	17,191,042	(395)	17,190,647	39,073	440.04
Guggenheim VIF StylePlus Mid Growth	24,030	1,058,503	1,709,981	1,709,981	(39)	1,709,942	7,325	233.39
Guggenheim VIF Total Return Bond	25,220	421,763	434,537	434,537	(10)	434,527	5,765	75.38
Guggenheim VIF World Equity Income	144,062	1,417,590	2,555,668	2,555,668	(59)	2,555,609	23,068	110.78
Invesco V.I. Government Money Market	178,541	178,541	178,541	178,541	(4)	178,537	173,328	1.03
Neuberger Berman AMT Sustainable Equity	22,644	421,055	840,538	840,538	(19)	840,519	13,252	63.43

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2019	$1,024,399	$7,095,780	$373,027

Investment income (loss):
Dividend distributions	16,067	138,994	4,987
Investment Expenses:
Mortality and expense risk and administrative charges	(7,505)	(57,351)	(2,812)

Net investment income (loss)	8,562	81,643	2,175

Increase (decrease) in net assets from operations:
Capital gain distributions	47,687	472,980	19,229
Realized capital gain on investments	12,569	74,817	20,772
Change in unrealized appreciation (depreciation)	(52,000)	(464,544)	(5,650)

Net gain (loss) on investments	8,256	83,253	34,351

Net increase (decrease) in net assets from operations	16,818	164,896	36,526

Contract owner transactions:
Variable annuity deposits	8,392	174,730	—
Terminations, withdrawals and annuity payments	(60,509)	(946,785)	(11,304)
Transfers between subaccounts, net	15,545	804,792	(40,303)
Maintenance charges and mortality adjustments	(47)	(867)	(16)

Increase (decrease) in net assets from contract transactions	(36,619)	31,870	(51,623)

Total increase (decrease) in net assets	(19,801)	196,766	(15,097)

Net assets as of December 31, 2020	$1,004,598	$7,292,546	$357,930

Investment income (loss):
Dividend distributions	19,608	164,489	2,447
Investment Expenses:
Mortality and expense risk and administrative charges	(9,267)	(68,981)	(3,019)

Net investment income (loss)	10,341	95,508	(572)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,679	444	23,387
Realized capital gain on investments	49,823	246,764	18,751
Change in unrealized appreciation (depreciation)	185,997	1,495,261	(2,389)

Net gain (loss) on investments	241,499	1,742,469	39,749

Net increase (decrease) in net assets from operations	251,840	1,837,977	39,177

Contract owner transactions:
Variable annuity deposits	359	25,780	—
Terminations, withdrawals and annuity payments	(124,608)	(678,967)	(47,006)
Transfers between subaccounts, net	(4,688)	(112,492)	5,260
Maintenance charges and mortality adjustments	(14)	(696)	—

Increase (decrease) in net assets from contract transactions	(128,951)	(766,375)	(41,746)

Total increase (decrease) in net assets	122,889	1,071,602	(2,569)

Net assets as of December 31, 2021	$1,127,487	$8,364,148	$355,361

The accompanying notes are an integral part of these financial statements

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2019	$14,531,170	$1,735,705	$1,078,043

Investment income (loss):
Dividend distributions	235,667	22,576	4,395
Investment Expenses:
Mortality and expense risk and administrative charges	(115,685)	(12,520)	(2,985)

Net investment income (loss)	119,982	10,056	1,410

Increase (decrease) in net assets from operations:
Capital gain distributions	617,976	80,935	—
Realized capital gain on investments	594,434	184,108	37,543
Change in unrealized appreciation (depreciation)	1,030,817	177,816	24,703

Net gain (loss) on investments	2,243,227	442,859	62,246

Net increase (decrease) in net assets from operations	2,363,209	452,915	63,656

Contract owner transactions:
Variable annuity deposits	179,503	120	28
Terminations, withdrawals and annuity payments	(1,935,181)	(260,648)	(17,824)
Transfers between subaccounts, net	(54,674)	(176,430)	(753,323)
Maintenance charges and mortality adjustments	(1,766)	(100)	(56)

Increase (decrease) in net assets from contract transactions	(1,812,118)	(437,058)	(771,175)

Total increase (decrease) in net assets	551,091	15,857	(707,519)

Net assets as of December 31, 2020	$15,082,261	$1,751,562	$370,524

Investment income (loss):
Dividend distributions	114,160	9,244	6,030
Investment Expenses:
Mortality and expense risk and administrative charges	(137,705)	(13,592)	(3,852)

Net investment income (loss)	(23,545)	(4,348)	2,178

Increase (decrease) in net assets from operations:
Capital gain distributions	1,590,677	241,751	9,825
Realized capital gain on investments	772,790	122,530	1,112
Change in unrealized appreciation (depreciation)	1,555,963	(138,196)	(18,598)

Net gain (loss) on investments	3,919,430	226,085	(7,661)

Net increase (decrease) in net assets from operations	3,895,885	221,737	(5,483)

Contract owner transactions:
Variable annuity deposits	40,857	313	37
Terminations, withdrawals and annuity payments	(1,736,483)	(193,546)	(18,022)
Transfers between subaccounts, net	(90,448)	(70,039)	87,489
Maintenance charges and mortality adjustments	(1,425)	(85)	(18)

Increase (decrease) in net assets from contract transactions	(1,787,499)	(263,357)	69,486

Total increase (decrease) in net assets	2,108,386	(41,620)	64,003

Net assets as of December 31, 2021	$17,190,647	$1,709,942	$434,527

The accompanying notes are an integral part of these financial statements

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2019	$2,437,455	$190,655	$685,612

Investment income (loss):
Dividend distributions	64,157	403	2,496
Investment Expenses:
Mortality and expense risk and administrative charges	(17,270)	(1,706)	(2,916)

Net investment income (loss)	46,887	(1,303)	(420)

Increase (decrease) in net assets from operations:
Capital gain distributions	22,413	—	27,457
Realized capital gain on investments	64,314	—	24,962
Change in unrealized appreciation (depreciation)	(4,270)	—	70,390

Net gain (loss) on investments	82,457	—	122,809

Net increase (decrease) in net assets from operations	129,344	(1,303)	122,389

Contract owner transactions:
Variable annuity deposits	4,740	—	28,248
Terminations, withdrawals and annuity payments	(186,601)	(5,462)	(44,583)
Transfers between subaccounts, net	11,723	(1,071)	(27,182)
Maintenance charges and mortality adjustments	(175)	(138)	(8)

Increase (decrease) in net assets from contract transactions	(170,313)	(6,671)	(43,525)

Total increase (decrease) in net assets	(40,969)	(7,974)	78,864

Net assets as of December 31, 2020	$2,396,486	$182,681	$764,476

Investment income (loss):
Dividend distributions	38,167	13	1,404
Investment Expenses:
Mortality and expense risk and administrative charges	(20,453)	(1,670)	(3,245)

Net investment income (loss)	17,714	(1,657)	(1,841)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	15,421
Realized capital gain on investments	146,603	—	51,817
Change in unrealized appreciation (depreciation)	317,111	—	99,750

Net gain (loss) on investments	463,714	—	166,988

Net increase (decrease) in net assets from operations	481,428	(1,657)	165,147

Contract owner transactions:
Variable annuity deposits	—	10,991	15,857
Terminations, withdrawals and annuity payments	(320,652)	(3,349)	(104,954)
Transfers between subaccounts, net	(1,523)	(10,000)	—
Maintenance charges and mortality adjustments	(130)	(129)	(7)

Increase (decrease) in net assets from contract transactions	(322,305)	(2,487)	(89,104)

Total increase (decrease) in net assets	159,123	(4,144)	76,043

Net assets as of December 31, 2021	$2,555,609	$178,537	$840,519

The accompanying notes are an integral part of these financial statements

SBL Variable Annuity Account IV

Notes to Financial Statements

December  31, 2021

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account IV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2021, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF All Cap Value	$35,169	$148,097
Guggenheim VIF Large Cap Value	193,933	864,331
Guggenheim VIF Managed Asset Allocation	31,097	50,028
Guggenheim VIF StylePlus Large Core	1,732,494	1,952,812
Guggenheim VIF StylePlus Mid Growth	264,086	290,041
Guggenheim VIF Total Return Bond	103,542	22,052
Guggenheim VIF World Equity Income	41,744	346,331
Invesco V.I. Government Money Market	11,004	15,148
Neuberger Berman AMT Sustainable Equity	33,675	109,198

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2021 by subaccount are as follows:

Subaccount	Annuity Assets
Guggenheim VIF Large Cap Value	$15,447
Guggenheim VIF StylePlus Large Core	78,322
Guggenheim VIF StylePlus Mid Growth	37,519
Guggenheim VIF Total Return Bond	3,559
Guggenheim VIF World Equity Income	20,090
Invesco V.I. Government Money Market	28,101
Neuberger Berman AMT Sustainable Equity	11,040

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The COVID-19 pandemic has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses (including supply chain interruptions), decreases in consumer mobility and activity, increases in unemployment rates and downturns in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. SBL’s business has been affected in various ways, including the operations. SBL cannot predict the length and severity of the COVID-19 pandemic or its effects on SBL.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.10% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.10% if the net asset value is less than $20,000, 0.95% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000. During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end. These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Account Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2021 and 2020, were as follows:

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF All Cap Value	101	(1,497)	(1,396)	492	(960)	(468)
Guggenheim VIF Large Cap Value	82	(2,489)	(2,407)	4,367	(4,231)	136
Guggenheim VIF Managed Asset Allocation	86	(788)	(702)	144	(1,182)	(1,038)
Guggenheim VIF StylePlus Large Core	68	(5,038)	(4,970)	948	(7,309)	(6,361)
Guggenheim VIF StylePlus Mid Growth	59	(1,265)	(1,206)	461	(3,098)	(2,637)
Guggenheim VIF Total Return Bond	1,164	(294)	870	1,801	(13,170)	(11,369)
Guggenheim VIF World Equity Income	33	(3,300)	(3,267)	495	(2,727)	(2,232)
Invesco V.I. Government Money Market	10,671	(14,707)	(4,036)	—	(7,097)	(7,097)
Neuberger Berman AMT Sustainable Equity	292	(1,884)	(1,592)	742	(1,778)	(1,036)

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2021, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF All Cap Value
2021	10,648	105.88	1,127,487	0.02	0.85	26.95
2020	12,044	83.40	1,004,598	0.02	0.85	1.87
2019	12,512	81.87	1,024,399	1.59	0.85	23.75
2018	14,996	66.16	992,171	1.18	0.85	(10.63)
2017	15,941	74.03	1,180,208	1.03	0.85	14.78
Guggenheim VIF Large Cap Value
2021	22,377	373.78	8,364,148	0.02	0.85	27.03
2020	24,784	294.24	7,292,546	0.02	0.85	2.21
2019	24,648	287.89	7,095,780	1.74	0.85	21.82
2018	30,081	236.33	7,108,715	1.42	0.85	(9.52)
2017	33,076	261.21	8,640,184	1.27	0.85	15.81
Guggenheim VIF Managed Asset Allocation
2021	5,289	67.21	355,361	0.01	0.85	12.47
2020	5,991	59.76	357,930	0.01	0.85	12.58
2019	7,029	53.08	373,027	1.72	0.85	20.12
2018	8,651	44.19	382,239	1.45	0.85	(5.74)
2017	8,966	46.88	420,256	1.51	0.85	14.40
Guggenheim VIF StylePlus Large Core
2021	39,073	440.04	17,190,647	0.01	0.85	28.48
2020	44,043	342.50	15,082,261	0.02	0.85	18.78
2019	50,404	288.35	14,531,170	2.13	0.85	29.97
2018	63,838	221.86	14,160,911	1.70	0.85	(6.56)
2017	70,345	237.44	16,702,002	1.18	0.85	22.22

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF StylePlus Mid Growth
2021	7,325	233.39	1,709,942	0.01	0.85	13.69
2020	8,531	205.29	1,751,562	0.01	0.85	32.10
2019	11,168	155.40	1,735,705	0.84	0.85	32.71
2018	13,551	117.10	1,586,935	1.48	0.85	(7.11)
2017	15,127	126.06	1,907,119	0.95	0.85	24.68
Guggenheim VIF Total Return Bond
2021	5,765	75.38	434,527	0.02	0.85	(0.44)
2020	4,895	75.71	370,524	0.01	0.85	14.21
2019	16,264	66.29	1,078,043	3.37	0.85	4.49
2018	4,045	63.44	256,599	4.11	0.85	1.13
2017	16,175	62.73	1,014,667	4.69	0.85	6.72
Guggenheim VIF World Equity Income
2021	23,068	110.78	2,555,609	0.02	0.85	21.74
2020	26,335	91.00	2,396,486	0.03	0.85	6.66
2019	28,567	85.32	2,437,455	2.81	0.85	21.40
2018	34,616	70.28	2,432,872	3.05	0.85	(8.17)
2017	38,011	76.53	2,909,325	2.99	0.85	15.05
Invesco V.I. Government Money Market
2021	173,328	1.03	178,537	0.00	0.85	—
2020	177,364	1.03	182,681	0.00	0.85	—
2019	184,461	1.03	190,655	1.62	0.85	0.98
2018	181,619	1.02	184,658	1.28	0.85	2.00
2017	186,860	1.00	187,550	0.28	0.85	—
Neuberger Berman AMT Sustainable Equity
2021	13,252	63.43	840,519	0.00	0.85	23.17
2020	14,844	51.50	764,476	0.00	0.85	19.27
2019	15,880	43.18	685,612	0.30	0.85	25.60
2018	16,518	34.38	567,892	0.22	0.85	(5.94)
2017	17,535	36.55	640,949	0.36	0.85	18.09

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.